Exhibit 4.1


No. XXXX                                                         Shares -XX,XXX-
                                 Decorize, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
              AUTHORIZED 50,000,000 COMMON SHARES, $.001 PAR VALUE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP 243636 10 7


THIS CERTIFIES THAT                [name of stockholder]

is the owner of                      [number of shares]

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                                 Decorize, Inc.

transferable on the Books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents. This Certificate is not valid until counter signed by the Transfer Agent.

In WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.


Dated:   [issuance date]


         [signature]        [facsimile corporate seal]           [signature]
          SECRETARY                                               PRESIDENT


                                      Countersigned:
                                      American Registrar & Transfer Co.
                                      342 E. 900 South, Salt Lake City, UT 84111
                                      Transfer Agent and Registrar
                                      Authorized Signature

                                 Decorize, Inc.
                       American Registrar & Transfer Co.
                           Transfer Fee: As Required


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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common           UNIF GIFT MIN ACT -_____Custodian_____
TEN ENT  - as tenants by the entireties                      (Cust)      (Minor)
JT TEN   - as joint tenants with right                       under Uniform Gifts
           of survivorship and not as                        to Minors Act of
           tenants in common                                    (State)

     Additional abbreviations may also be used though not in the above list.



  For Value Received ___________________ hereby sell, assign, and transfer unto

     [please insert social security or other identifying number of assignee]

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



   _____________________________________________________________________________

   _____________________________________________________________________________


   _______________________________________________________________________Shares
   of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

   Dated _____________________ 20____



SIGNATURE GUARANTEED:                           X_____________________________

                                                X_____________________________


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFCIATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.